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                                                                    EXHIBIT 10.4

                                RELEASE OF CLAIMS

         Each of the undersigned hereby releases, discharges and acquits forever JP MORGAN CHASE BANK and its officers, directors, trustees, agents, employees and counsel (in each case, past, present or future) from any and all Claims existing as of the date hereof (or the date of actual execution hereof by the applicable person or entity, if later). As used herein, the term "Claim" shall mean any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including court costs, penalties, attorneys' fees and disbursements and amounts paid in settlement) of any kind and character whatsoever, including claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, unwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise.

         EXECUTED this 24th day of June, 2002.

                                 EVANS SYSTEMS, INC., a Texas corporation, WAY ENERGY SYSTEMS, INC., a Delaware corporation, DIAMOND MINI MART, INC., a Texas corporation, EVANS OIL COMPANY, INC., a Texas corporation, IN & OUT MINI MART, INC., a Texas corporation, EDCO, INC., a Texas corporation, EDCO ENVIRONMENTAL SYSTEMS, INC., a Texas corporation, and EVANS OIL OF LOUISIANA, INC., a Louisiana corporation

                                 By:
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                                    J. L. Evans, Sr.,
                                    President


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                                J.L. EVANS, SR.